Exhibit 99.1

Altus Power, Inc. Completes Business Combination with CBRE Acquisition Holdings, Inc.

Partnership with CBRE and Blackstone extends reach of Altus Power’s market-leading position in the commercial & industrial clean electrification sector

Altus Power’s shares to begin trading on the NYSE tomorrow, December 10, 2021

STAMFORD, CT – December 9, 2021 – Altus Power, Inc. (“Altus Power” or the “Company”), a market-leading clean electrification company, today announced that it has completed its previously announced business combination with CBRE Acquisition Holdings, Inc. (“CBAH”).

The transaction was unanimously approved by CBAH’s Board of Directors and was approved at the special meeting of CBAH’s stockholders held on December 6, 2021 (the “Special Meeting”). Approximately 90% of the votes cast on the business combination proposal at the Special Meeting were in favor of approving the business combination. CBAH’s stockholders also voted to approve all other proposals presented at the Special Meeting.

As a result of the business combination, and commencing at the open of trading on December 10, 2021, Altus Power’s Class A ordinary shares and Altus Power’s warrants are expected to begin trading on The New York Stock Exchange (“NYSE”) under the symbols “AMPS” and “AMPS WS,” respectively.

Market Overview – Commercial & Industrial Solar Market Poised for Significant Growth

Altus Power believes it is poised to grow with the accelerating demand for clean electricity at commercial and industrial (C&I) properties as well as community solar projects. Installed C&I solar generation capacity is projected to more than double by 2030, increasing from 17 gigawatts (GW) installed in 2020 to 48 GW installed at the end of the period. The battery storage market is expected to expand at a 46% annual rate to 2030.

Altus Power anticipates that the combination of technological innovation and strategic partnerships with CBRE and Blackstone will position Altus Power for success in the growing markets for locally sited, clean power generation and battery storage for businesses and homes.

Management Commentary

Lars Norell, Co-CEO of Altus Power said, “As the C&I solar market expands, and energy storage and community solar offerings grow, we have the resources and expertise to make clean, cost effective, reliable power more widely available across the United States and beyond. The entire Altus Power team is focused on making this a reality by leveraging our digitally enabled, data-driven offering to unlock value for customers of all types every day.”

Gregg Felton, Co-CEO of Altus Power, said, “For the past eight years, we have forged an incredible partnership with Blackstone. We are thrilled to be adding CBRE as a strategic partner through this merger. Two of the largest players in global real estate are now our largest institutional investors. With CBRE and Blackstone as our strategic partners, we are well positioned to take advantage of the incredible growth opportunity ahead for clean electrification.”

Bill Concannon, Chief Executive Officer of CBAH and a member of the Altus Power Board of Directors, said, “We are excited to bring financial and strategic resources to Altus Power that we expect will accelerate their growth plan and help to create long-term stockholder value. CBRE’s real estate investor and occupier clients are increasingly focused on reducing their carbon footprints and meeting sustainability goals. We are working actively with Altus Power to bring its building-sited solar solutions and expertise to CBRE’s clients. We believe our partnership will drive the growth of end-to-end renewable energy solutions in the marketplace.”

Transaction Overview

As a result of this transaction Altus Power has received $636.5 million in proceeds, after redemptions and prior to transaction expenses, consisting of funds from CBAH’s former trust account and from a private placement in public equity (PIPE). Altus Power will use the proceeds to finance growth of the company.

Altus Power’s senior management team will continue to lead the combined company, including Co-Chief Executive Officers, Lars Norell and Gregg Felton, Chief Financial and Chief Operating Officer, Dustin Weber, Chief Digital Officer, Julia Sears, and Chief Legal Officer, Sophia Lee.

Altus Power’s Board of Directors will be comprised of eight (8) members, four (4) of whom are “independent directors” as defined in the NYSE listing standards and applicable U.S. Securities and Exchange Commission (“SEC”) rules. The Board of Directors will be led by independent Chair Christine Detrick, and will also include Bill Concannon, CEO of CBAH, as well as Gregg Felton and Lars Norell, Co-CEOs of Altus Power.

Advisors

Citigroup acted as exclusive financial advisor to Altus Power. Fifth Third acted as capital markets advisor to Altus Power.

Morgan Stanley and J.P. Morgan acted as financial advisors to CBAH. Morgan Stanley acted as CBAH’s lead placement agent on the PIPE. Citigroup and J.P. Morgan acted as CBAH’s placement agents on the PIPE.

Simpson Thacher & Bartlett LLP served as legal counsel to CBAH. Ropes & Gray LLP served as legal counsel to Altus Power. Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to the placement agents. Potter Anderson & Corroon LLP served as legal counsel to the special committee of the CBAH board.

About Altus Power

Altus Power, based in Stamford, Connecticut, is creating a clean electrification ecosystem, serving its commercial, public sector and community solar customers with locally sited solar generation, energy storage, and EV-charging stations across the U.S. Since its founding in 2009, Altus Power has developed or acquired over 350 megawatts from Vermont to Hawaii.

About CBRE Acquisition Holdings, Inc.

CBRE Acquisition Holdings, Inc. (“CBAH”) is a blank-check company formed solely for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CBAH is sponsored by CBRE Acquisition Sponsor, LLC, which is a subsidiary of CBRE Group, Inc.

About CBRE Group, Inc.

CBRE Group, Inc., a Fortune 500 and S&P 500 company headquartered in Dallas, is the world’s largest commercial real estate services and investment firm (based on 2020 revenue). The company has more than 100,000 employees serving clients in more than 100 countries. CBRE serves a diverse range of clients with an integrated suite of services, including facilities, transaction and project management; property management; investment management; appraisal and valuation; property leasing; strategic consulting; property sales; mortgage services and development services.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to the use of proceeds for the new credit facility and analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to CBAH’s and Altus Power’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the business plans, objectives, expectations and intentions of CBAH following the completion of the the Business Combination and the other transactions contemplated thereby (the “Transactions”) and change of name (“New Altus”), and New Altus’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on CBAH’s or Altus Power’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside CBAH’s or Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of New Altus to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees; (2) costs related to the Transactions; (3) changes in applicable laws or regulations; (4) the possibility that Altus Power and New Altus may be adversely affected by other economic, business, regulatory and/or competitive factors; (5) the impact of COVID-19 on Altus Power’s and New Altus’s business; (6) the outcome of any legal proceedings that may be instituted against CBAH, Altus Power, New Altus or any of their respective directors or officers, following the announcement of the Transactions; and (7) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Registration Statement and CBAH’s definitive proxy statement/prospectus. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and CBAH and Altus Power undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in CBAH and is not intended to form the basis of an investment decision in CBAH. All subsequent written and oral forward-looking statements concerning CBAH and Altus Power, the Transactions or other matters and attributable to CBAH and Altus Power or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

Altus Power

For Media:

Cory Ziskind

ICR, Inc.

AltusPowerPR@icrinc.com

For Investors:

Caldwell Bailey

ICR, Inc.

AltusPowerIR@icrinc.com